UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Lantern Pharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39318	46-3973463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 McKinney Avenue, 7th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(972) 277-1136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Effective June 15, 2020, all of our outstanding shares of Series A Preferred Stock were converted into 2,438,851 shares of common stock in the aggregate after giving effect to a 1.74 for 1 forward stock split that occurred in connection with our initial public offering (“IPO”). The conversion of the Series A preferred stock into shares of common stock was exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Effective June 15, 2020, we granted to ten award recipients consisting of directors, officers, or employees options to purchase a total of 306,743 shares of common stock in the aggregate at an exercise price equal to $15.00 per share under our Amended and Restated Lantern Pharma Inc. 2018 Equity Incentive Plan, as amended. The foregoing issuance did not involve any underwriters and it was not deemed to be a public offering. We believe the offer, sale and issuance of the above options were exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act because the issuance of securities to the recipients did not involve a public offering. The sales of those securities were made without any general solicitation or advertising.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with our IPO, we filed an Amendment to our Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a 1.74 for 1 forward stock split which became effective on June 11, 2020.

In addition, in connection with our IPO, we filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, which became effective on June 15, 2020, to (i) increase the number of authorized shares of capital stock to 26,000,000 of which 25,000,000 shares shall be common stock and 1,000,000 shares shall be preferred stock; and (ii) eliminate the designation of Series A preferred stock.

Our board of directors and stockholders previously approved the Amendment and the Restated Certificate in connection with our IPO.

The foregoing description of the Amendment and the Restated Certificate is qualified in its entirety by reference to the full text of the Amendment and the Restated Certificate, copies of which are attached hereto as Exhibits 3.1(iv) and (v) and are incorporated herein by reference.

Item 8.01 Other Information.

On June 15, 2020, we issued a press release announcing the closing of our initial public offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 8.01, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1(iv)	Amendment to Certificate of Incorporation
3.1(v)	Amended and Restated Certificate of Incorporation
99.1	Press release announcing the closing of the initial public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lantern Pharma Inc.,
A Delaware Corporation

Dated: June 16, 2020	By:	/s/ David R. Margrave
David R. Margrave, Secretary

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